FY2022 Q1 Results February 4, 2022 Exhibit 99.2

The Private Securities Litigation Reform Act of 1995 provides a safe harbor from civil litigation for forward-looking statements accompanied by meaningful cautionary statements. Except for historical information, this presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, which may be identified by words such as “continues”, “estimates”, “anticipates”, “projects”, “plans”, “seeks”, “may”, “will”, “expects”, “intends”, “believes”, “signals”, “should”, “can”, “guidance” and similar expressions or the negative versions thereof and which also may be identified by their context. All statements that address operating performance or events or developments that Meridian Bioscience, Inc. (“Meridian” or “the Company”) expects or anticipates will occur in the future, including, but not limited to, statements relating to per share diluted net earnings, sales, product demand, net revenues, operating margin, other guidance and the impact of COVID-19 on its business and prospects, are forward-looking statements. Such statements, whether expressed or implied, are based upon current expectations of the Company and speak only as of the date made. Specifically, Meridian’s forward-looking statements are, and will be, based on management’s then-current views and assumptions regarding future events and operating performance. Meridian assumes no obligation to publicly update or revise any forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized. These statements are subject to various risks, uncertainties and other factors that could cause actual results to differ materially, including, without limitation, the following: Meridian’s operating results, financial condition and continued growth depends, in part, on its ability to introduce into the marketplace enhancements of existing products or new products that incorporate technological advances, meet customer requirements and respond to products developed by Meridian’s competition, its ability to effectively sell such products and its ability to successfully expand and effectively manage increased sales and marketing operations. While Meridian has introduced a number of internally developed products and acquired products, there can be no assurance that it will be successful in the future in introducing such products on a timely basis or in protecting its intellectual property, and unexpected or costly manufacturing costs associated with its introduction of new products or acquired products could cause actual results to differ from expectations. Meridian relies on proprietary, patented and licensed technologies. As such, the Company’s ability to protect its intellectual property rights, as well as the potential for intellectual property litigation, would impact its results. Ongoing consolidations of reference laboratories and formation of multi-hospital alliances may cause adverse changes to pricing and distribution. Recessionary pressures on the economy and the markets in which the Company’s customers operate, as well as adverse trends in buying patterns from customers, can change expected results. Costs and difficulties in complying with laws and regulations, including those administered by the United States Food and Drug Administration, can result in unanticipated expenses and delays and interruptions to the sale of new and existing products, as can the uncertainty of regulatory approvals and the regulatory process (including the FDA actions regarding the Company’s LeadCare products). The international scope of Meridian’s operations, including changes in the relative strength or weakness of the U.S. dollar and general economic conditions in foreign countries, can impact results and make them difficult to predict. One of Meridian’s growth strategies is the acquisition of companies and product lines. There can be no assurance that additional acquisitions will be consummated or that, if consummated, will be successful and that the acquired businesses will be successfully integrated into Meridian’s operations. There may be risks that acquisitions may disrupt operations and may pose potential difficulties in employee retention, and there may be additional risks with respect to Meridian’s ability to recognize the benefits of acquisitions, including potential synergies and cost savings or the failure of acquisitions to achieve their plans and objectives. Meridian cannot predict the outcome of future goodwill impairment testing and the impact of possible goodwill impairments on Meridian’s earnings and financial results. Meridian cannot predict the possible impact of any modification or repeal of any of the provisions of current U.S. healthcare legislation that might be initiated by Congress or the presidential administration, and any similar initiatives in other countries on its results of operations. Efforts to reduce the U.S. federal deficit, breaches of Meridian’s information technology systems, trade wars, increased tariffs, and natural disasters and other events could have a materially adverse effect on Meridian’s results of operations and net revenues. The Company can make no assurances that a material weakness in its internal control over financial reporting will not be identified in the future, which if identified and not properly corrected, could materially and adversely affect its operations and result in material misstatements in its consolidated financial statements. Meridian also is subject to risks and uncertainties related to disruptions to or reductions in business operations or prospects due to pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as COVID-19, including, without limitation, related supply chain interruptions. In addition to the factors described in this paragraph, please also refer to additional factors identified from time to time in the Company’s filings with the Securities and Exchange Commission, including in Part I, Item 1A Risk Factors of the Company’s most recent Annual Report on Form 10-K, which contains a list and description of uncertainties, risks and other matters that may affect the Company. Readers should carefully review these forward-looking statements and risk factors, and not place undue reliance on the Company’s forward-looking statements. Forward Looking Statements

Certain financial measures presented in this presentation, such as operating expenses, operating income, operating margin, net earnings and net earnings per diluted share, each on an adjusted basis, excluding as applicable the effects of changes in fair value of acquisition consideration and selected legal costs, are not recognized under United States generally accepted accounting principles, or GAAP. Management believes this non-GAAP financial information is useful to investors in evaluating our performance, as these measures: (i) help investors to more meaningfully evaluate and compare the results of operations from period to period by removing the impacts of these non-routine items; and (ii) are used by management for various purposes, including evaluating performance from period to period in presentations to our board of directors, and as a basis for strategic planning and forecasting. While we believe these financial measures are commonly used by investors to evaluate our performance and that of our competitors, the non-GAAP measures in this presentation may be different from non-GAAP measures used by other companies and should not be considered as an alternative to performance measures derived in accordance with GAAP. In addition, the non-GAAP measures presented herein are not based on any comprehensive set of accounting rules or principles. These non-GAAP measures have limitations, in that they do not reflect all amounts associated with our results as determined in accordance with GAAP, and they should not be considered as alternatives to information attributable to Meridian Bioscience, Inc. determined in accordance with GAAP. See the consolidated financial statements included in our reports filed with the U.S. Securities and Exchange Commission for our GAAP results. Additionally, for reconciliations of the non-GAAP measures included herein to our closest reported GAAP measures, refer to the reconciliations included in the press release of Meridian Bioscience, Inc. dated February 4, 2022. Non-GAAP Financial Measures

Launched Lyo-Ready™ sample specific master mixes for saliva Received FDA EUA for Revogene® SARS-CoV-2 assay Received FDA 510(k) clearance for Curian® Campy Q1 FY2022 Business Highlights Diagnostics Life Science

FY2022 First Quarter Earnings Summary ($000’s except Per Share Amounts) Adjusted (Non-GAAP) FY2022 FY2021 Change Net revenues $88,341 $92,917 -5% Gross margin % 56% 66% -10 pts Operating expenses(1) Ratio $28,595 32% $24,610 26% +16% +6 pts Operating income Margin % $20,564 23% $36,938 40% -44% -17 pts Net earnings Diluted EPS $15,551 $0.35 $28,486 $0.65 -45% -46% GAAP FY2022 FY2021 Change Operating expenses $28,876 $26,884 +7% Operating income Margin % $20,283 23% $34,664 37% -41% -14 pts Net earnings Diluted EPS $15,340 $0.35 $26,779 $0.61 -43% -43% Highlights Diagnostics segment net revenues +10% YoY Life Science segment net revenues -12% YoY Lower business unit GM%s 2022 vs 2021 Diagnostics segment down primarily due to LeadCare® drag: 48% vs 54% Life Science segment down primarily due to mix of immuno vs molecular: 60% vs 72% Operating expenses reflect $4.0M higher spend: R&D $0.5M Sales & Marketing $0.7M G&A, excl. incentive compensation $1.7M Incentive compensation $1.0M GAAP operating expenses reflect $0.9M decrease in non-GAAP legal expenses and $1.0M decrease in contingent consideration expense 1) Includes Corporate expenses of $3.4M in 2022 and $2.7M in 2021.

FY2022 First Quarter Operating Segment Highlights ($000’s) Diagnostics segment (Adjusted Non-GAAP) FY2022 FY2021 Change Net revenues $33,204 $30,321 +10% Operating income / (loss) Margin % ($2,612) NMF ($135) NMF NMF NMF Diagnostics segment net revenues by: Technology: Molecular assays $4,752 $4,590 +4% Non-molecular assays 28,452 25,731 +11% Disease State: GI (Gastrointestinal) $21,619 $15,452 +40% RI (Respiratory Illnesses) 6,380 4,806 +33% Blood Chemistry (Lead) 78 4,394 -98% Other 5,127 5,669 -10% Life Science segment (Adjusted Non-GAAP) FY2022 FY2021 Change Net revenues $55,137 $62,596 -12% Operating income Margin % $26,517 48% $39,797 64% -33% `-16 pts Life Science segment net revenues by: Technology: Molecular reagents $31,488 $46,029 -32% Immunological reagents 23,649 16,567 +43% Region: Americas $8,137 $18,755 -57% EMEA 28,648 32,311 -11% ROW 18,352 11,530 +59% China (included in ROW) 3,097 3,327 -7% Product / Customer Highlights: GI shows continued growth – driven by breath products Respiratory shows signs of recovery Blood Chemistry reflects impact of recall Product / Customer Highlights: Operating margin driven by technology mix: Current period: ~60% molecular; 40% Immuno Prior year period: ~75% molecular; 25% Immuno

FY2022 Fiscal Year Guidance Meridian Bioscience Diagnostics Life Science Prior Guidance (11/12/2021) Updated FY2022 Guidance Meridian Bioscience Consolidated net revenues: $315 to $330 Million Adjusted operating margin: 21% to 23% Adjusted net earnings per share*: $1.10 to $1.30 Diagnostics Net revenues: $145 to $150 million Life Science Net revenues: $170 to $180 million Consolidated net revenues: $285 to $300 Million Adjusted operating margin: 21% to 22% Adjusted net earnings per share*: $0.98 to $1.08 Net revenues: $145 to $150 million Net revenues: $140 to $150 million * Assumes 44.5M diluted share count

Diagnostics R&D Pipeline

(as of 12/31/2021)

		Feasibility	Development	Clinicals	FDA	Expected FY22 FDA Submissions
Breath					Liver MBT PMA	
Immunoassay		Streptococcus pneumoniae / Legionella	*C. difficile*	Shiga Toxin	Campylobacter (1)	Shiga Toxin *C. difficile*
Molecular			RI Panel GI Panel		COVID-19 EUA(2)	RI Panel EUA(3) GI Panel
Blood Chemistry			PediaStat Analyzer Lead			

(1) Received FDA 510(k) clearance 12/23/2021

(2) Received FDA Emergency Use Authorization (EUA) on 11/9/2021 – Not currently distributing pending changes to detect omicron variant

(3) Provided EUA is still a viable pathway

8

H. pylori Opportunity

H. pylori Opportunity

100 million infected

6-8 million tests/year

98.5 million untreated



66%
66%
66%
66%
66%
H. pylori Infection Prevalence
25-30% overall with
66%+ in ethnic metro areas

Testing Gap





***H. pylori* infection**

- Lifelong infection unless treated
- Causes >90% duodenal ulcers
- Causes >85% gastric ulcers
- Infected persons have 2- to 6-fold increase risk for gastric cancers and/or mucosal-associated lymphoid type lymphoma (MALT)
- Classified as a carcinogen by WHO

113+ million PPI prescriptions per year globally

$$ BILLIONS spent on OTC PPI / H2 blockers

> 25% treatment failure | rising antibiotic resistance

Source: Meridian Internal Estimates based on data from US Census, CDC, Medicaid Services and *H. pylori* research studies meridian BIOSCIENCE® LIFE DISCOVERED. LIFE DIAGNOSED.

Diagnostic Test Comparison

Features	● Endoscopy + RUT/Histology/ Culture	Serology	● Urea Breath (UBT)	● Stool Antigen (HpSA)
Relative invasiveness	Severe	Low	Non	Non
Technical skill level	Physician and Pathologist/Lab personnel	Lab personnel	Nurse or Lab personnel	Lab personnel
Rapid/Ease of use		✓	✓	✓
Detect active infection	✓	X	✓	✓
Diagnosis	✓	✓ (50% PPV)	✓	✓
Monitoring therapy		X	✓	✓
Confirm eradication	✓ (unlikely)	X	✓	✓

● = clinically recommended

meridian BIOSCIENCE®
LIFE DISCOVERED. LIFE DIAGNOSED.

Accuracy of H. pylori Detection Methods Test Method Sensitivity Specificity Endoscopy – Culture 77-95% 95-100% Endoscopy – CLO/Rapid Urease Test 89-95% 90-98% Endoscopy – Staining 80-95% 98-100% Serology 80-95% 79-90% Urea Breath Test 95-100% 90-99% Stool Antigen 91-100% 92-98%

H. pylori Diagnostics: Serology Antibody Testing Serology is NOT clinically recommended by any guidelines; cannot detect active infection. Serology testing is often NOT reimbursed. Serology users tend to “inappropriately” use serology to rule out H. pylori first and then reflex positive serology tests to HpSA/UBT to confirm active infection. Others will inappropriately treat with antibiotics from positive serology result; 50% false positive. Increases antibiotic resistance in the community by giving antibiotics when not required > Antibiotic Stewardship. Resistant strains of H. pylori are growing in the US (Clarithromycin in particular). Stool Antigen and Urea Breath Testing are clinically recommended for both initial detection and eradication confirmation.

Contact: mbi@meridianbioscience.com